Exhibit 32.2
CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Jonathan R. Mather, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of American Reprographics Company (the “Company”) on Form 10-Q for the period ended March 31, 2011 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: May 9, 2011

/s/ JONATHAN R. MATHER
Jonathan R. Mather
Chief Financial Officer and Secretary (Principal Financial Officer)